EXHIBIT 99.1
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Howell Corporation (the "Company") on Form 10-K for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on March 13, 2002 (as amended by Form 10-K/A filed on the date hereof) (the "Report"), I, Richard K. Hebert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ RICHARD K. HEBERT
--------------------------
Richard K. Hebert
Chief Executive Officer
August 7, 2002


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                                                                    EXHIBIT 99.2
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Howell Corporation (the "Company") on Form 10-K for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on March 13, 2002 (as amended by Form 10-K/A filed on the date hereof) (the "Report"), I, Allyn R. Skelton, II, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ALLYN R. SKELTON, II
-------------------------
Allyn R. Skelton, II
Chief Financial Officer
August 7, 2002